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                                                                   EXHIBIT 10.52

                      ASSUMPTION AND MODIFICATION AGREEMENT

MORTGAGOR:        RAMCO-GERSHENSON PROPERTIES, L.P., a Delaware
                  limited partnership, doing business in the State of Florida as RAMCO-GERSHENSON PROPERTIES LIMITED
                  PARTNERSHIP

MORTGAGEE:        JACKSON NATIONAL LIFE INSURANCE COMPANY

REAL ESTATE:      EXHIBIT A

           THIS AGREEMENT SECURES NO NEW INDEBTEDNESS BUT DOES SECURE OUTSTANDING PRINCIPAL INDEBTEDNESS IN THE AMOUNT OF $4,161.352.92, WHICH IS BEING ASSUMED BY MORTGAGOR.

           DOCUMENTARY STAMPS IN THE AMOUNT OF $14,564.90 AND INTANGIBLE TAXES IN THE AMOUNT OF $ 0.00 ARE DUE AND PAYABLE HEREON.

This Instrument Prepared by
and Returned to:
David M. Shaw, Esq.
Haile, Shaw & Pfaffenberger, P.A.
450 Royal Palm Way, Suite 600
Palm Beach, Florida 33480

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                      ASSUMPTION AND MODIFICATION AGREEMENT

         THIS AGREEMENT, dated May 6, 2003, by and between RAMCO-GERSHENSON PROPERTIES, L.P., a Delaware limited partnership doing business in the State of Florida as RAMCO-GERSHENSON PROPERTIES LIMITED PARTNERSHIP with an address of 27600 Northwestern Highway, Suite 200, Southfield, MI 48034 (hereinafter referred to as "Mortgagor") and JACKSON NATIONAL LIFE INSURANCE COMPANY, a Michigan corporation with an address of c/o PPM Finance, Inc., 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606 (hereinafter referred to as "Mortgagee"); recites and provides as follows:

RECITALS

         A. Mortgagee has made a loan (the "Loan") to RIVER CROSSING PARTNERSHIP ("Original Borrower") in the original principal amount of $4,650,000.00. In connection with the Loan, Original Borrower executed and delivered to Mortgagor certain documents to evidence and secure such loan, including the documents described on Schedule "A" hereto (the "Existing Loan Documents").

         B. The Existing Loan Documents include that certain first mortgage described on Schedule "A" hereto (the "Existing Mortgage") encumbering the "Property" described on Exhibit "A" hereto.

         C. The Existing Loan Documents include that certain note described on Schedule "A" attached hereto and hereinafter referred to as the "Existing Note."

         D. Original Borrower has agreed to transfer to Mortgagor all of its rights, title and interest in and to the Property described on Exhibit "A" hereto and, in connection therewith, Mortgagor has agreed to assume all of Original Borrower's obligations in connection with the Loan and the Existing Loan Documents, and Mortgagee has agreed to release Original Borrower from liability in connection therewith.

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         NOW, THEREFORE, for and in consideration of the premises, and other good and valuable consideration, Mortgagor and Mortgagee each agree as follows:

ESTOPPEL

         1. Mortgagor acknowledges and agrees that the unpaid principal balance of the Existing Note (after all payments by Mortgagee to and including April 1, 2003), is $4,161,352.92.

         2. Mortgagor acknowledges and agrees the next payment on the Existing Note is due and payable as follows: $33,630.44 on May 1, 2003.

         3. Mortgagor acknowledges and agrees that the indebtedness evidenced by the Existing Note is due and payable as set forth therein, and that all such indebtedness is due and owing without offset, defense or counterclaim.

         4. Mortgagor agrees to make all other payments, and assume all other obligations of Original Borrower, in connection with the Loan and the Existing Loan Documents.

         5. Mortgagee consents to the purchase of the Property, and assumption of the Loan, by Mortgagor.

ASSUMPTION OF EXISTING NOTE

         1. Mortgagor hereby assumes all obligations of "Maker" under the Existing Note.

         2. Mortgagee hereby consents to such assumption and acknowledges there is no default by Maker under the Existing Note.

ASSUMPTION OF EXISTING MORTGAGE

         1. Mortgagor hereby assumes all obligations of "Mortgagor" under the Existing Mortgage.

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         2.       Mortgagee hereby consents to such assumption and acknowledges that it is not aware of any default under the Existing Mortgage.

ASSUMPTION OF EXISTING ASSIGNMENT

         1. Mortgagor hereby assumes all obligations of "Assignor" under the Existing Assignment.

         2. Mortgagee hereby consents to such assumption and acknowledges that it is not aware of any default under the Existing Assignment.

ASSUMPTION OF OTHER DOCUMENTS.

         1. Mortgagor hereby assumes all of the obligations of Original Borrower as obligor under all other Existing Loan Documents other than the Existing Note, the Existing Mortgage and the Existing Assignment (the "Other Documents").

         2. Mortgagee hereby consents to each assumption and acknowledges that it is unaware of any default under the Other Documents.

MODIFICATION OF EXISTING LOAN DOCUMENTS

         1. All Existing Loan Documents are hereby modified to refer to the Mortgagor in lieu of the Original Borrower.

         2. The additional Indemnitor under the Indemnity Agreements described on Schedule "A" shall be RAMCO-GERSHENSON PROPERTIES TRUST ("New Indemnitor") and the Mortgagor and the New Indemnitor and Mortgagee have delivered new indemnity agreements to Lender to replace the Existing Indemnity Agreements described on Schedule A. All references in the Mortgage and the Loan Documents shall be to the new Indemnity Agreements.

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         3.       The Loan Agreement has been modified by First Amendment to
Loan Agreement of even date. All references in the Mortgage and the other Loan Documents are modified to refer to the Loan Agreement as so amended.

CONFIRMATION.

         1. Mortgagor hereby confirms to Mortgagee that it is the intent of the parties that the Mortgage constitute a valid first mortgage lien on the Property to secure the Existing Note.

         2. Mortgagor hereby confirms that no Notice of Limitation pursuant to Chapter 697, Florida Statutes, has been filed in the Public Records of Pasco County, Florida, with respect to the Existing Mortgage.

         3. This Agreement shall not constitute or be deemed to constitute a novation or impairment of the Existing Note or the Existing Loan Documents and the priority of the Existing Loan Documents shall not be affected by the execution or recordation hereof.

         4. Mortgagor hereby confirms that, except as modified hereby, the Existing Loan Documents are ratified and confirmed and shall remain in full force and effect, and ratifies all terms and provisions thereof.

MISCELLANEOUS:

         1. Mortgagor shall promptly cause this Agreement to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien of the Mortgage upon, and the interest of Mortgagee in, the Property. Mortgagor will pay all filing, administration, and recording fees, and all expenses

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incident to the preparation, execution and acknowledgment of this Agreement, and all Federal, state, county and municipal taxes, duties, imposts, assessments and charges now or hereafter arising out of or in connection with the filing, registration, recording, execution and delivery of this Agreement and Mortgagor shall hold harmless and indemnify Mortgagee against any liability incurred by reason of the imposition of any tax on the issuance, making, filing, registration or recording of this Agreement.

         2. Mortgagor represents, warrants and covenants that it has full power, authority and legal right to execute this Agreement and to keep and observe all of the terms of this Agreement on its part to be observed or performed.

         3. This Agreement, and all of the documents referred to herein, may not be modified, amended, changed or terminated orally, but only by an agreement in writing executed by Mortgagor and Mortgagee.

         4. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

         5. Mortgagor agrees from time to time, as may be reasonably required by the Mortgagee, to execute and deliver such further instruments and documents and do all matters and things which may be convenient or necessary to more effectively and completely carry out the provisions hereof.

         6. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Mortgagor (subject to the provisions of the Mortgage with respect to assignment by Mortgagor) and to the successors and assigns of the Mortgagee.

         7. In the event of any conflict between the provisions hereof and of the Existing Loan Documents, the provisions hereof shall govern and control.

         8. Nothing set forth in this Agreement shall be construed or deemed to release or

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discharge any liens or rights or remedies that Mortgagee heretofore had, may now have or may hereafter acquire against the Property or the Mortgagor. If any provision of this Agreement shall, for any reason and to any extent, be invalid or enforceable, neither the remainder of the instrument in which such provision is contained, nor the application of the provisions to other persons, entities or circumstances nor any other instrument referred to hereinabove shall be affected thereby, but instead shall be enforced to the maximum extent permitted by law.

         9. The Existing Note may be prepaid on the terms and conditions set forth therein.

         10. This Agreement may be executed and recorded with counterpart signature pages.

         11.      The maturity date of the Existing Note is October 10, 2010.

         12. MORTGAGOR AND MORTGAGEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY ACTION, PROCEEDING, LITIGATION OR COUNTERCLAIM BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE DOCUMENTS REFERRED TO HEREIN, AND ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, WHETHER VERBAL OR WRITTEN, OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR MORTGAGEE EXECUTING THIS AGREEMENT.

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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

WITNESSES:                            NEW BORROWER:

                                      RAMCO-GERSHENSON PROPERTIES,
                                      L.P., a Delaware limited partnership doing
                                      Business in the State of Florida as RAMCO-
                                      GERSHENSON PROPERTIES LIMITED
                                      PARTNERSHIP

__________________________            By: RAMCO-GERSHENSON
Name:                                     PROPERTIES TRUST, a Maryland
                                          Real Estate Investment Trust, its
__________________________                general partner
Name:

                                       By: ____________________________
                                           Name:
                                           Title:

                                       NEW INDEMNITOR:

__________________________             RAMCO-GERSHENSON
Name:                                  PROPERTIES TRUST, a Maryland
                                       Real Estate Investment Trust, its
__________________________             general partner
Name:

                                       By: ____________________________
                                           Name:
                                           Title:

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STATE OF MICHIGAN

COUNTY OF _______________

         The foregoing instrument was acknowledged before me this _____ day of May, 2003 by ________________________, as ___________________ of
RAMCO-GERSHENSON PROPERTIES TRUST, a Maryland Real Estate Investment Trust, general partner of RAMCO-GERSHENSON PROPERTIES, L.P., a Delaware limited partnership doing business in the State of Florida as RAMCO-GERSHENSON PROPERTIES LIMITED PARTNERSHIP, on behalf of the trust, on behalf of the partnership and who is personally known to me or has produced ___________________________ as identification.

                                                _______________________________
                                                Notary Public-State of Michigan

                                                _______________________________
                                                Printed name of notary

STATE OF MICHIGAN

COUNTY OF _______________

         The foregoing instrument was acknowledged before me this _____ day of May, 2003 by ________________________, as ___________________ of
RAMCO-GERSHENSON PROPERTIES TRUST, a Maryland Real Estate Investment Trust, on behalf of the trust and who is personally known to me or has produced ___________________________ as identification.

                                                _______________________________
                                                Notary Public-State of Michigan

                                                _______________________________
                                                Printed name of notary

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                                                JACKSON NATIONAL LIFE
                                                INSURANCE COMPANY, a Michigan
                                                corporation

                                                By: PPM Finance, Inc., its duly
                                                    authorized agent

____________________________                    By: ____________________________
Name:                                               Name:
                                                    Title:

______________________________
Name:

STATE OF ILLINOIS

___________________________
COUNTY OF COOK

         On the ____ day of May, 2003, before me, a notary public in and for the State and County aforesaid, personally appeared _____________________________, who acknowledged himself to be the ____________________________ of PPM Finance, Inc., a corporation and authorized agent of Jackson National Life Insurance Company, a Michigan corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the authorized agent of the corporation by himself as such ___________________________.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                                   _____________________________
                                                   Notary Public

                                                   _____________________________
                                                   Printed name of notary

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                              SCHEDULE OF EXHIBITS

Exhibit "A"                                          Property

Schedule A                                           Existing Loan Documents

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                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

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                                  SCHEDULE "A"

                             EXISTING LOAN DOCUMENTS

         1.       Loan Agreement dated September 16, 1998.

         2.       Existing Note: $4,650,000.00 dated September 16, 1998.

         3. Existing Mortgage: Mortgage, Security Agreement and Financing Statement recorded in Official Record Book 4013, page 1446.

         4. Existing Assignment: Assignment of Leases and Rents recorded in Official Record Book 4013, page 1468.

         5. UCC-1 Financing Statement recorded in Official Record Book 4013, page 1484 and under file number 980000217921, Florida Transaction Registry.

         6.       Borrower's Certificate dated September 16, 1998.

         7.       Environmental Indemnity Agreement dated September 16, 1998.

         8.       Indemnification Agreement dated September 16, 1998.

         9. Certificate and Indemnity Agreement regarding Compliance with Building Laws.

         10. Future Advance, Modification and Consolidation Agreement recorded in Official Record Book 4013, page 1414.

Note: All recording references are to the Public Records of Pasco County, Florida, unless otherwise stated.